Exhibit 10.2

                               ATRION CORPORATION
                           2006 EQUITY INCENTIVE PLAN

               FORM OF AWARD AGREEMENT FOR INCENTIVE STOCK OPTION


THIS AWARD AGREEMENT (the "Agreement") is made and entered into effective as of ________________, ____, by and between Atrion Corporation, a Delaware corporation (the "Company"), and ___________________ (the "Participant"), pursuant to the Atrion Corporation 2006 Equity Incentive Plan, as it may be amended and restated from time to time (the "Plan"). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.


                              W I T N E S S E T H:
                               - - - - - - - - - -

WHEREAS, pursuant to the Plan and subject to the execution of this Agreement, the Committee has granted, and the Participant desires to receive, an Award.

NOW, THEREFORE, for and in consideration of the premises, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. AWARD OF OPTION. On the date specified on Exhibit A attached hereto (the "Date of Grant") but subject to the execution of this Agreement, the Company granted to the Participant an Award in the form of an Incentive Stock Option (the "Option") to purchase from the Company the number of shares of Common Stock (the "Shares") set forth on said Exhibit A for the price per Share (the "Option Price") set forth on said Exhibit A. This Option is designated as an Incentive Stock Option by the Committee.

2. EFFECT OF PLAN. The Option is in all respects subject to, and shall be governed and determined by, the provisions of the Plan (all of the terms of which are incorporated herein by reference) and to any rules which might be adopted by the Board or the Committee with respect to the Plan to the same extent and with the same effect as if set forth fully herein. The Participant hereby acknowledges that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest in the Option.

3. VESTING AND EXERCISABILITY OF OPTION. The Option may be exercised and Shares may be purchased by the Participant as the result of such exercise only during the term or terms set forth on Exhibit A attached hereto; provided, however, that in no event shall the total number of Shares purchased hereunder pursuant to the exercise of the Option exceed the number set forth on Exhibit A attached hereto, as the same may be adjusted in accordance with the Plan, and in no event shall the period for exercising the Option exceed ten (10) years from the date of the grant of the Option.

         (a) Limitations on Exercise of Option. The Option may not be exercised after the earlier of (i) its expiration date, (ii) twelve (12) months from the date of the Participant's Termination of Employment by reason of his death, (iii) twelve (12) months from the date of the Participant's Termination of Employment by reason of his Permanent Disability, or (iv) the expiration of _______ [not more than three (3)] months from the date of the Participant's Termination of Employment for any reason other than such Participant's death or Permanent Disability, unless the Participant dies within said ________ month period and the Award Agreement or the Committee permits later exercise. Leaves of absence for less than ninety (90) days shall not cause a Termination of Employment for purposes hereof.

         (b) No Vesting After Termination. Notwithstanding any other provision hereof, in no event may the Option be exercised at any time after Termination of Employment with respect to any number of Shares in excess of the number of Shares as to which the Option was exercisable at the time of Termination of Employment.

4. METHOD OF EXERCISE. The Option shall be exercised by delivery to the Company at its principal office of written notice of the Participant's intent to exercise the Option with respect to the number of Shares then being purchased, accompanied by payment in full to the Company of the amount of the Option Price for the number of Shares then being purchased. Full payment shall be payable to the Company (in cash or by check) upon exercise of the Option for the Shares with respect to which the Option or portion thereof is exercised. The Option Price for the number of Shares then being purchased shall be paid directly by the Participant; however, if the exercise of the Option is in accordance with
Section 220.3(e) of Regulation T promulgated by the Board of Governors of the Federal Reserve System (a "cashless exercise"), the Option Price for the number of Shares then being purchased may be paid directly by a registered broker-dealer for the account of the Participant. With the prior written consent of the Committee, the Option Price may be paid as follows:

         (a) in whole or in part, through the delivery of shares of Common Stock owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, provided, that shares of Common Stock used to exercise the Option have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option;

         (b) in whole or in part, through the surrender of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; or

(c) through any combination of the consideration provided for in this Section 4 or such other method approved by the Committee consistent with applicable law.

5. SURRENDER OF AGREEMENT ON EXERCISE. In case of any exercise of the Option, this Agreement shall be surrendered to the Company. The Company shall thereupon cause to be issued and delivered to the Participant (or, in the event of a cashless exercise, to the Participant's broker-dealer), as soon as reasonably may be done in accordance with the terms of the Plan, a certificate or certificates, representing the Shares so purchased and fully paid for. In the event of a partial exercise of the Option, the Company shall endorse on Exhibit B attached hereto the fact that the Option has been partially exercised on such date, setting forth the number of Shares as to which the Option has been exercised on such date and the number of Shares then remaining subject to the Option, and return this Agreement to the Participant.

6. NO ASSIGNMENT. The Option is personal to the Participant and may not in any manner or respect be assigned or transferred otherwise than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant.

7. AUTHORITY OF COMMITTEE. Notwithstanding any provision of the Plan or of this Award Agreement to the contrary, the Committee, in its sole and exclusive discretion, shall have the power at any time to (a) accelerate the vesting and exercisability of the Option including, without limitation, acceleration to such a date that would result in the Option becoming fully and immediately vested and exercisable or (b) waive any restrictions of the Option. Any interpretations and rules made by the Committee with respect to this Option shall be consistent with the provisions of Section 422 of the Code.

8. TERMINATION. This Agreement shall terminate on the earliest of:

         (a) the date on which the Option is exercised with respect to all of the Shares then subject to the Option;
         (b) the date on which the Option is forfeited; and (c) _____________ [not more than ten] years from the Date of Grant.

9. GOVERNING LAW. This Agreement is intended to comply with Section 409A of the Code. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applied without giving effect to any conflict-of-law principles. Any validity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

10. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective executors, administrators, personal representatives, legal representatives, heirs, and successors in interest.

11. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and such counterparts shall, together, constitute and be one and the same instrument.

12. NO RIGHT TO CONTINUED EMPLOYMENT. This Agreement shall not be deemed to confer upon Participant any right to continue Participant's employment by the Company, and the Company may terminate such employment at any time for any reason, subject to the provisions of any applicable employment agreement.

IN WITNESS WHEREOF, the Company and the Participant have executed and delivered this Agreement as of the day and year first written above.

                    [Signatures appear on the following page]

                                       ATRION CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       PARTICIPANT


                                             -----------------------------------
                                       [Name]

                                    EXHIBIT A
                                       TO
                                 AWARD AGREEMENT


Participant:
                                                     ---------------------------
Grant Date:
                                                     ---------------------------
Option Price:                                        $
                                                       -------------------------

                                              Can Only Be         Must Be
Shares Subject to Option                    Exercised After   Exercised Before
------------------------                    ---------------   ----------------

                                    EXHIBIT B

                                       TO
                                 AWARD AGREEMENT


                                PARTIAL EXERCISE



Date of          No. of Shares        No. of Shares         Signature of
Exercise          Purchased           Remaining           Endorsing Officer
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